Amendment No. 4
                                       to
                                Escrow Agreement

     This Amendment No. 4 dated as of April 26, 1996 to the Escrow Agreement (the "Escrow Agreement") dated as of December 27, 1993 between Allegro New Media, Inc., a Delaware corporation (the "Company"), Barry A. Cinnamon, Richard Bergman and Blau, Kramer, Wactlar & Lieberman, P.C.

     WHEREAS, the parties thereto entered into the Escrow Agreement, as amended, and now desire to modify certain of the terms and provisions thereof;

     NOW, THEREFORE, it is agreed as follows:

     1. The Escrow Agreement is hereby amended as follows:

     (a) A new Section 2(e) shall be added to the Escrow Agreement, to be and read as follows:

     "(e) In addition, notwithstanding the foregoing, in the event that the Company executes and delivers a letter of intent to acquire all of the issued and outstanding capital stock of Serif, Inc. and Serif (Europe), Ltd., 217,000 shares of Common Stock then remaining in escrow hereunder shall be released from escrow and delivered to the Stockholders not later than five (5) days after such event, 200,000 of which shares shall be delivered to Barry A. Cinnamon and 17,000 of which shares shall be delivered to Richard Bergman."

     2. All capitalized terms used herein, unless otherwise defined herein, are used herein as defined in the Escrow Agreement. Except as expressly provided herein, all terms and provisions of the Escrow Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the date first above written.


                                       ALLEGRO NEW MEDIA, INC.


                                       By:/s/Mark E. Leininger
                                       Mark E. Leininger
                                       Vice President


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                                       /s/Barry A. Cinnamon
                                       Barry A. Cinnamon


                                       /s/Richard Bergman
                                       Richard Bergman


                                       BLAU, KRAMER, WACTLAR & LIEBERMAN, P.C., as escrow agent


                                       By:/s/Neil M. Kaufman
                                       Neil M. Kaufman
                                       Member